THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
                                  (THE "FUND")

                        Supplement dated January 24, 2002
                       to Prospectus dated October 1, 2001


Change in Name of the Fund's Administrator (also known as Servicing Agent) and Distributor

     On December 5, 2001, Declaration Holdings, Inc., the parent of the Fund's administrator and distributor, Declaration Service Company and Declaration Distributors, Inc. ("Declaration Distributors"), respectively, was acquired by Intellectual Capital Market, Inc. ("Intellectual Capital"). Declaration Distributors sold all of its outstanding stock to Intellectual Capital and changed its name to InCap Securities, Inc., and Declaration Service Company sold substantially all of its assets to Intellectual Capital and is now known as InCap Service Company. Accordingly, the following paragraphs are revised to reflect this change.

     The first sentence in the first paragraph on page 10 under "Purchases By Wire Transfer" is revised as follows:

     You may purchase shares by making a wire transfer of federal funds to InCap Service Company, the Fund's servicing agent.

     The last sentence in the first paragraph on page 12 is revised as follows:

     Under the distribution plan, the Fund may pay the Fund's distributor, InCap Securities, Inc., or any other person, up to 0.25% per year of the Fund's average daily net assets for activities primarily intended to result in sales of the Fund's shares.

     The second paragraph on the back cover is revised as follows:

     Administrator:
     InCap Service Company
     555 North Lane, Suite 6160
     Conshohocken, PA 19428

Risk Factors

     The last sentence in the second paragraph under "Risk Factors" on page 7 is revised as follows:

     There also can be no assurance that either the Fund's investments or shares of the Fund will receive investment test credit under the CRA.

            THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND
                                  (THE "FUND")

                        Supplement dated January 24, 2002
          to Statement of Additional Information dated October 1, 2001


Change in Name of the Fund's Administrator (also known as Servicing Agent) and Distributor

     On December 5, 2001, Declaration Holdings, Inc., the parent of the Fund's administrator and distributor, Declaration Service Company and Declaration Distributors, Inc. ("Declaration Distributors"), respectively, was acquired by Intellectual Capital Market, Inc. ("Intellectual Capital"). Declaration Distributors sold all of its outstanding stock to Intellectual Capital and changed its name to InCap Securities, Inc., and Declaration Service Company sold substantially all of its assets to Intellectual Capital and is now known as InCap Service Company. Accordingly, the following paragraphs are revised to reflect this change.

     The first through fourth paragraphs on page 15 are revised in their entirety as follows:

     The Advisor may execute portfolio transactions through InCap Securities, Inc. ("InCap Securities") which is the Fund's distributor. The Advisor will do so only if it believes that InCap Securities will provide the Fund with the best available price and execution. Such transactions will be subject to the requirements of applicable law and will be reviewed by the Fund's Board of Trustees. InCap Securities may not engage in portfolio transactions with the Fund when it acts as principal.

DISTRIBUTOR

     InCap Securities, located at 555 North Lane, Suite 6160, Conshohocken, PA 19428, serves as principal underwriter for the Fund's shares.

     Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and InCap Securities requires InCap Securities to use all reasonable efforts in connection with the distribution of the Fund's shares. However, InCap Securities has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan authorizes the Fund to pay InCap Securities or another person annual fees of up to .25% of the average daily net assets of the Fund in consideration for distribution and other services and the assumption of related expenses. Amounts paid to InCap Securities may be used to cover expenses that are related to (a) distribution of the Fund's shares, (b) ongoing servicing and/or maintenance of the accounts of the Fund's shareholders, (c) payments to institutions for selling the Fund's shares, and (d) sub-transfer agency, sub-accounting, administrative or similar services related to the Fund's shares. The Fund may pay InCap

Securities the full fee provided for by the Distribution Plan even if InCap Securities' costs for providing its services are less than the full amount.

     The first full paragraph on page 16 is revised as follows:

     For the period from August 30, 1999 (commencement of operations) until December 14, 2000, SunCoast Capital Group, Ltd. ("SunCoast"), served as the Fund's distributor. For the period from December 15, 2000 until December 4, 2001, Declaration Distributors, Inc. ("Declaration Distributors"), served as the Fund's distributor. For the fiscal year ended May 31, 2001, the Fund incurred $52,154 for distribution expenses, none of which was paid to SunCoast or to Declaration Distributors. InCap Securities is entitled to an annual fee of $12,000 but is voluntarily waiving its fee until the assets of the Fund exceed $100,000,000.

     The four paragraphs under "Servicing Agent" on pages 16 and 17 are revised in their entirety as follows:

SERVICING AGENT

     InCap Service Company ("ISC"), with principal business offices at 555 North Lane, Suite 6160, Conshohocken, PA 19428, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Fund pursuant to an investment company services agreement (the "Services Agreement"). Under the Services Agreement, ISC is responsible for a wide variety of functions, including but not limited to:

o    Fund accounting services
o    Financial statement preparation
o    Valuation of the Fund's portfolio securities
o    Pricing the Fund's shares
o    Assistance in preparing tax returns
o    Preparation and filing of required regulatory reports
o    Communications with shareholders
o    Coordination of Board and shareholder meetings
o    Monitoring the Fund's legal compliance
o    Maintaining shareholder account records

     Under the Services Agreement, the Fund pays ISC for Fund accounting and administration services at the annual rate of 0.10% of the first $75 million of average annual assets, plus 0.075% of the next $75 million of average annual assets, plus 0.04% of the next $150 million of average annual assets, plus 0.03% of average annual assets in excess of $300 million. The Fund also pays ISC $10,000 per year for transfer agency and shareholder services fees. Fees payable under the Services Agreement are subject to a minimum annual fee of $60,000.

     For the period from August 30, 1999 (commencement of operations) until December 4, 2001, Declaration Service Company ("DSC"), served as the Fund's distributor. For the period from August 30, 1999 (commencement of operations) through May 31, 2000, the Fund paid DSC $45,245. For the fiscal year ended May 31, 2001, the Fund paid DSC $59,834.

                                      -3-